Exhibit 10.24.3

THIRD AMENDMENT TO THE LEASE AGREEMENT

THIS THIRD AMENDMENT (the “Third Amendment”) is entered into this 15th day of July, 2010, by and between Foundation Bariatric Real Estate of San Antonio, L.L.L.P., a Texas limited liability limited partnership, f/k/a Foundation Bariatric Real Estate of San Antonio, LP, a Texas limited partnership and Foundation Bariatric Hospital of San Antonio, L.L.C., f/k/a Foundation Bariatric Hospital of San Antonio, L.P. (collectively referred to as “the Parties”).

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby amend that Lease Agreement entered into in December of 2005, as amended by that certain Addendum to the lease Agreement dated February 19, 2007, as amended by that certain Second Amendment to Lease dated June 1, 2007, and as amended by that certain Second Addendum to Lease dated June 1st, 2007 (as amended, the “Lease”) between the Parties as follows:

1.	The following shall change Section 4, Rent:

“The Lessee covenants and agrees to pay to Lessor Rent for the Leased Premises on the tenth day of each calendar month in advance during the term of the lease and any extensions in accordance with the Lease.”

2.	Except as amended by this Third Addendum, the Lease, as modified herein, remains in full force and effect and is hereby ratified and affirmed by Lessor and Lessee and is hereby acknowledged by the Lessee and Lessor to be the correct agreement of Lease for the Leased Premises described therein and any defense based on the prior executions is hereby waived by each Party. In the event of any conflict between the Lease and this Third Addendum, the terms and conditions of this Third Addendum shall control.

3.	Lessee represents and warrants to Lessor that (a) the party(ies) executing this Third Addendum on behalf of Lessee is authorized to do so by requisite action of the board of directors or partners, as the case may be and (b) that Lessee has full right and power to execute and perform this Third Addendum. Lessor represents and warrants to Lessee that (a) the party(ies) executing this Third Addendum on behalf of Lessor are authorized to do so by requisite action of the board of directors or partners, as the case may be and (b) that Lessor has full right and power to execute and perform this Third Addendum.

4.	Capitalized terms not defined herein shall have the same meaning as set forth in the Lease.

5.	This Third Addendum shall be binding upon and inure to the benefit of the parties hereto and their heirs, personal representatives, successors and assigns.

6.	The Lease, as amended by this Third Addendum, contains the entire agreement of the Parties with respect to the subject matter hereof, and may not be amended or modified except by an instrument executed in writing by the Parties.

IN WITNESS WHEREOF, the parties have executed this ADDENDUM as of the day and year above first written.

LESSOR:	FOUNDATION BARIATRIC REAL ESTATE OF SAN
ANTONIO, L.L.L.P., a Texas limited liability limited
partnership, f/k/a Foundation Bariatric Real Estate of San Antonio, LP

	By:	FSA REAL ESTATE PARTNERS, LP, a Nevada
limited partnership, its General Partner

		By:	Foundation Real Estate Holdings, L.L.C., a
Nevada limited liability company, its General Partner

By:
Robert M. Byers, Manager

	By:	TYCHE ASSET MANAGERS, L.L.LC, a Nevada
limited liability company, its General Partner

		By:	Archimedes Financial, L.L.C., a Nevada
limited liability company, its Manager

By:
Michael B. Horrell, Sole Member and Operating Manager

		By:	Fortuna Asset Management, L.L.C., a
California limited liability company, its Manager

By:
Karen Brenner, Managing Member

AND

	By:	TYCHE ASSET MANAGERS, LLC., a Nevada limited
liability company, its General Partner

		By:	Archimedes Financial, L.L.C., a Nevada
limited liability company, its Manager

By:
Michael B. Horrell, Sole Member and Operating Manager

	By:	Fortuna Asset Management, L.L.C., a California limited liability company, its Manager

By:
Karen Brenner, Managing Member

LESSEE:	FOUNDATION BARIATRIC HOSPITAL OF SAN
ANTONIO, L.L.C., a Texas limited liability company f/k/a
Foundation Bariatric Hospital of San Antonio, L.P., a Texas
limited partnership

	By:	Foundation Surgical Hospital Holdings, LLC, successor
of Foundation WeightWise Holdings, L.L.C., a Nevada
limited liability company, its Manager

By:
Robert M. Byers, Manager